UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 12, 2022

AMC ENTERTAINMENT HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33892	26-0303916
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		Number)

One AMC Way

11500 Ash Street, Leawood, KS 66211

(Address of principal executive offices, including zip code)

(913) 213-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock	AMC	New York Stock Exchange

AMC Preferred Equity Units, each constituting a depositary share representing a 1/100th interest in a share of Series A Convertible Participating Preferred Stock	APE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Notes Offering

On October 12, 2022, AMC Entertainment Holdings, Inc. (the “Company, or “AMC”) issued a press release announcing that Odeon Finco PLC, a wholly-owned direct subsidiary of Odeon Cinemas Group Limited (“OCGL”) and an indirect subsidiary of the Company, has commenced an offering (the “Offering”) of $400.0 million aggregate principal amount of senior secured notes due 2027 (the “Notes”) in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”).

This report does not constitute an offer to sell or a solicitation of an offer to buy the Notes or any other securities, and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful. The Notes have not been and will not be registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Intention to Repay Existing Term Loan

The proceeds from the Offering, together with cash on hand, are expected to be used to fund repayment in full (the “Repayment”) of the existing term loan facilities made available to OCGL pursuant to the term loan facility agreement dated February 15, 2021, between, among others, OCGL as borrower, Lucid Agency Services limited as agent and Lucid Trustee Services Limited as security agent, as amended on July 14, 2022, and to pay fees, costs, premiums and expenses in connection with the Offering and the Repayment.

A copy of the press release announcing the Offering and the Repayment is attached to this report as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1	Press Release, dated October 12, 2022, announcing the Offering and the Repayment
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 12, 2022

AMC ENTERTAINMENT HOLDINGS, INC.

By:	/s Sean D. Goodman
Name: Sean D. Goodman
Title: Executive Vice President and Chief Financial Officer